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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


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                                    FORM 8-K


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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): September 20, 2004

                                   EXELIXIS, INC.
                                   --------------

             (Exact name of registrant as specified in its charter)



         Delaware                      0-30235                 04-3257395
         --------                      -------                 ----------
      (State or Other          (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                             Identification No.)



                                 170 Harbor Way
                                  P.O.  Box 511
                      South San Francisco, California 94083
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        (Address of principal executive offices, and including zip code)

                                 (650) 837-7000
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
Item 1.01 Entry into a Material Definitive Agreement

On September 20, 2004, Exelixis, Inc. (the "Company") and SmithKlineBeecham Corporation ("GSK"), entered into a Second Amendment (the "Amendment") to the Loan and Security Agreement, dated October 28, 2002 (the "Loan Agreement"). Under the terms of the Amendment, the Company may comply either with its existing financial covenants set forth in Sections 11.1 and 11.2 of the Loan Agreement and the Amendment or with an alternative new financial covenant set forth in Section 11.3 of the Amendment. The Company may comply with the alternative new financial covenant for a period from September 15, 2004 through March 31, 2005 after which time the Company must again comply with its existing financial covenants.

Under Section 11.1 of the Loan Agreement and the Amendment, the Company must not permit Working Capital (as defined in the Loan Agreement and the Amendment) to be less than $25,000,000.

Under Section 11.2 of the Loan Agreement and the Amendment, the Company must not permit Tangible Net Worth (as defined in the Loan Agreement and the Amendment) to be less than $10,000,000.

Under Section 11.3 of the Amendment, the Company must not permit Cash and Investments (as defined in the Amendment) to be less than $50,000,000.

A copy of the Amendment is attached hereto as Exhibit 10.1. The description of the Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the Amendment attached hereto as an exhibit.

The Loan Agreement is part of the collaboration between the Company and GSK that was established in October 2002 to discover and develop novel therapeutics in the areas of vascular biology, inflammatory disease and oncology. The collaboration involves three agreements: (a) a Product Development and Commercialization Agreement; (b) a Stock Purchase and Stock Issuance Agreement; and (c) the Loan Agreement.


Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

        Exhibit 10.1 Second Amendment to Loan and Security Agreement, effective September 20, 2004, between Exelixis, Inc. and SmithKline Beecham Corporation

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 23, 2004

                                 Exelixis, Inc.


                                 /s/ Christoph Pereira
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                                 Christoph Pereira
                                 Vice President, Legal Affairs and Secretary